Filed under Rule 497(e) and Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA JPMorgan Diversified Balanced Portfolio

(the “Portfolio”)

Supplement dated November 8, 2021, to the Portfolio’s

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2021, as supplemented and amended to date

At a meeting held on June 23, 2021, the Board of Trustees of SunAmerica Series Trust (the “Trust”) approved an Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and the Trust, on behalf of the Portfolio. The Expense Limitation Agreement became effective on November 8, 2021. Pursuant to the Expense Limitation Agreement, SunAmerica has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary so that the total annual portfolio operating expenses for the Portfolio do not exceed 0.83% of its average daily net assets for Class 1 shares, 0.98% of its average daily net assets for Class 2 shares, and 1.08% of its average daily net assets for Class 3 shares. The Expense Limitation Agreement will continue in effect through April 30, 2023. In addition, the Expense Limitation Agreement will automatically terminate upon the termination of the Investment Advisory and Management Agreement with respect to the Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.